UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 3, 2012

Date of report (Date of earliest event reported)

XPO Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park

Greenwich, CT 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 2 to Form 8-K amends our Form 8-K dated August 3, 2012, originally filed with the Securities and Exchange Commission (“SEC”) on August 9, 2012 (the “Original Report”), as amended on Form 8-K/A, filed with the SEC on October 17, 2012. We filed the Original Report to report our acquisition of the freight brokerage operations of Kelron Corporate Services Inc. and certain affiliated companies.

We are refiling the attached Combined Financial Statements of Kelron Corporate Services Inc. and Kelron Distribution Systems (Cleveland) LLC and the Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2012 and statements of operations for the six months ended June 30, 2012 and the year ended December 30, 2011 to incorporate them by reference into XPO Logistics, Inc. Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-188848).

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The combined balance sheets of Kelron Corporate Services Inc. and Kelron Distribution Systems (Cleveland) LLC as of March 31, 2012, March 31, 2011 and April 1, 2010, and the related combined statements of operations, retained earnings and cash flows for the years ended March 31, 2012 and March 31, 2011 required by this Item 9.01(a) are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number

23.1	Consent of Zeifmans LLP Chartered Accountants, independent auditors

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2012, and statements of operations for the six months ended June 30, 2012 and the year ended December 31, 2011

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Accountants

(ii) The combined balance sheets of Kelron Corporate Services Inc. and Kelron Distribution Systems (Cleveland) LLC as of March 31, 2012, March 31, 2011 and April 1, 2010, and related combined statements of operations, retained earnings and cash flows for the years ended March 31, 2012 and March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XPO Logistics, Inc.

/s/ John J. Hardig
John J. Hardig
Chief Financial Officer

Date: September 20, 2013

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Zeifmans LLP Chartered Accountants, independent auditors

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2012, and statements of operations for the six months ended June 30, 2012 and the year ended December 31, 2011

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Accountants

(ii) The combined balance sheets of Kelron Corporate Services Inc. and Kelron Distribution Systems (Cleveland) LLC as of March 31, 2012, March 31, 2011 and April 1, 2010, and related combined statements of operations, retained earnings and cash flows for the years ended March 31, 2012 and March 31, 2011.

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